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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

The undersigned directors and officers of Applied Materials, Inc. (the Company), a Delaware corporation, hereby constitute and appoint James C. Morgan and Joseph
R. Bronson, and each of them with full power to act without the other, the undersigned's true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead in the undersigned's capacity as an officer and/or director of the Company, to execute in the name and on behalf of the undersigned an annual report of the Company on Form 10-K for the fiscal year ended October 25, 1998 (the "Report"), under the Securities and Exchange Act of 1934, as amended, and to file such Report, with exhibits thereto and other documents in connection therewith and any and all amendments thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done and to take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

        IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December, 1998.


/s/MICHAEL H. ARMACOST                     /s/ALFRED J. STEIN
------------------------------------       -------------------------------------
Michael H. Armacost                        Alfred J. Stein
Director                                   Director


/s/DEBORAH A. COLEMAN                      /s/JAMES C. MORGAN
------------------------------------       -------------------------------------
Deborah A. Coleman                         James C. Morgan
Director                                   Chairman, Chief Executive Officer
                                           and Director
                                           (Principal Executive Officer)


/s/HERBERT M. DWIGHT, JR.                  /s/DAN MAYDAN
------------------------------------       -------------------------------------
Herbert M. Dwight, Jr.                     Dan Maydan
Director                                   President and Director


/s/PHILIP V. GERDINE                       /s/JOSEPH R. BRONSON
------------------------------------       -------------------------------------
Philip V. Gerdine                          Joseph R. Bronson
Director                                   Senior Vice President, Office of
                                           the President, Chief Financial
                                           Officer and Chief Administrative
                                           Officer (Principal Financial Officer)



/s/TSUYOSHI KAWANISHI                      /s/MICHAEL K. O'FARRELL
------------------------------------       -------------------------------------
Tsuyoshi Kawanishi                         Michael K. O'Farrell
Director                                   Vice President, Global Controller and
                                           Chief Accounting Officer
                                           (Principal Accounting Officer)


/s/PAUL R. LOW
------------------------------------
Paul R. Low
Director